                                                                 EXHIBIT 10.26

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT is made as of the ____ day of ________ 2000, by and between CrossWorlds Software, Inc., a Delaware corporation (the "Company") and Delphi Automotive (the "Investor").

     WHEREAS, the Investor has indicated a desire to purchase shares of Common Stock, $0.001 par value (the "Common Stock") from the Company at the price per share set forth in Section 1.2 below.

     WHEREAS, the Company has indicated a desire to sell shares of Common Stock to the Investor at the price per share set forth in Section 1.2 below.

     WHEREAS, the Company and the Investor have agreed that this Agreement shall constitute the entire understanding and agreement between the parties with regard to the subject matter hereof.

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.  Purchase and Sale of Stock.
         --------------------------

         1.1  Sale and Issuance of Stock.  Subject to the terms and conditions
              --------------------------
     of this Agreement, the Company agrees to sell to the Investor and the Investor agrees to purchase from the Company at the price per share set forth in Section 1.2 below such number of shares of the Company's Common Stock (the "Stock") as is equal to $2 million of shares of Common Stock at the price per share set forth in Section 1.2 below.

         1.2  The Closing.  The purchase and sale of the Stock shall be held at
              -----------
     the Company's offices concurrently with the closing of the Company's initial public offering (the "IPO") assuming that each of the conditions set forth in Sections 4 and 5 have been satisfied or waived (the "Closing"). At the Closing, the Company will deliver the Stock to the Investor against payment of the purchase price therefor by check payable to the order of the Company or by wire transfer. The per share purchase price for the Stock shall be equal to the per share price paid by the public for the Company's Common Stock in the IPO, less any underwriter discounts and commissions, as reflected on the cover page of the final prospectus for such offering (as corrected for typographical errors, if necessary, thereafter).

     2.  Representations and Warranties of the Company.  The Company hereby
         ---------------------------------------------
represents and warrants to the Investor that, except as disclosed to the Investor in a separate letter dated as of the date of this Agreement:

         2.1  Organization and Good Standing.  The Company is a corporation
              ------------------------------
     duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

         2.2  Authorization.  All corporate action on the part of the Company,
              -------------
     its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance and delivery of the Stock has been taken or will be taken at the Company's next Board meeting prior to the Closing. Upon such authorization, this Agreement will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and by general principles of equity.

         2.3  Valid Issuance of Stock.  The Stock, when issued, sold and
              -----------------------
     delivered in accordance with the terms hereof for the consideration expressed, will be duly and validly issued, fully paid and nonassessable, free and clear of any claims, liens, encumbrances, security interests, options, charges or restrictions whatsoever, and, based in part upon the representations of the Investor in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

         2.4  Litigation.  Except as set forth in the Company's registration
              ----------
     statement prepared in connection with the IPO, as filed with the Securities and Exchange Commission ("SEC") and amended from time to time (the "Registration Statement"), there are no actions, proceedings or investigations pending or, to the best of Company's knowledge, any basis therefor or threat thereof, against or affecting the Company, that, either in any case or in the aggregate, would result in any material adverse change in the business, financial condition, or results of operations of the Company.

         2.5  Properties.  To the Company's knowledge (but without having
              ----------
     conducted any special investigation), the Company has (i) good and marketable title to its properties and assets and has good title to all its leasehold interests, and (ii) sufficient title, license and/or ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted on the date hereof.

         2.6  Compliance with Other Documents.  The execution and delivery of
              -------------------------------
     this Agreement, consummation of the transactions contemplated hereby, and compliance with the terms and provisions hereof will not conflict with or result in a breach of the terms and conditions of, or constitute a default under the Restated Certificate or Bylaws of the Company or of any contract or agreement to which the Company is now a party, except where such conflict, breach or default of any such contract or agreement, either individually or in the aggregate, would not have a material adverse effect either on the Company's business, financial condition or results of operations or on the transactions contemplated by this Agreement.

         2.7  Financial Statements.  The Company's audited balance sheet at
              --------------------
     December 31, 1999, and the related statements of operations and statements of cash flows for the period then ended (collectively, the "Financial Statements"): (I) are in accordance with the books and records of the Company, (II) present fairly the financial condition of the Company at such date and the results of its operations for the period therein specified, and (III) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. The Company has no material liabilities or obligations which are not shown or provided for in the Financial Statements, except liabilities or obligations after December 31, 1999 in the ordinary course of business which, individually or in the aggregate, would not be reasonably likely to have a material adverse effect upon the business, operations or financial condition of the Company.

     3.  Representations and Warranties of the Investor.  The Investor hereby
         ----------------------------------------------
represents and warrants that:

         3.1  Authorization.  This Agreement constitutes the valid and legally
              -------------
     binding obligation of the Investor, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and by general principles of equity.

         3.2  Investigation.  The Investor acknowledges that it has had an
              -------------
     opportunity to discuss the business, affairs and current prospects of the Company with the Company's president. The Investor further acknowledges having had access to information about the Company that it has requested or considers necessary for purposes of purchasing the Stock.

         3.3  Accredited Investor.  The Investor is an "accredited investor" as
              -------------------
     such term is defined in Regulation D adopted by the SEC.

         3.4  Purchase Entirely for Own Account.  This Agreement is made with
              ---------------------------------
     the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Stock will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

     4.  Conditions to the Investor's Obligation at Closing.  The obligation of
         --------------------------------------------------
the Investor to purchase the Stock at the Closing is subject to the fulfillment to the Investor's satisfaction on or prior to the Closing of the following conditions:

         4.1  Representations and Warranties.  The representations and
              ------------------------------
     warranties made by the Company in Section 2 hereof shall be true and correct when made, and shall be true and correct as of the Closing with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement.

         4.2  Securities Laws.  The offer and sale of the Stock to the Investor
              ---------------
     pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and qualification requirements of all applicable state securities laws.

         4.3  Authorizations.  All authorizations, approvals or permits, if
              --------------
     any, of any governmental authority or regulatory body or other persons that are required for the Company to obtain on its own behalf in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

         4.4  Initial Public Offering of Common Stock.  The initial public
              ---------------------------------------
     offering of the Company's Common Stock shall have occurred on or before July 1, 2000.

         4.5  No Injunction or Litigation.  No injunction or binding order,
              ---------------------------
     decree or ruling issued by any court or governmental agency shall be in effect which prevents the consummation of the transactions contemplated hereby and there shall be no litigation and no public or private proceeding which seeks to prevent, or seeks damages with respect to, the transactions contemplated by this Agreement; provided that the foregoing sentence shall not be construed to apply as a condition to Closing hereunder if such injunction or litigation is commenced by the Investor.

         4.6  No Material Adverse Change.  There shall have been no material
              --------------------------
     adverse change to the business, assets, operations or financial condition of the Company.

         4.7  Compliance.  The Company shall have performed and complied with
              ----------
     all of its obligations hereunder to be performed or complied with on or prior to the Closing date.

         4.8  Officer's Certificate.  The Investor shall have received a
              ---------------------
     certificate, dated the Closing date, of the President or Chief Financial Officer of the Company, confirming the matters set forth in Section 4.1, 4.3, 4.6, 4.7 and, to such officer's knowledge, 4.5.

     5.  Conditions to the Company's Obligations at Closing.  The obligation of
         --------------------------------------------------
the Company to sell the Stock at the Closing is subject to the fulfillment to the Company's satisfaction on or prior to the Closing of the following conditions:

         5.1  Representations and Warranties.  The representations and
              ------------------------------
     warranties of the Investor contained in Section 3 hereof shall be true as of the Closing with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement.

         5.2  Securities Laws.  The offer and sale of the Stock to the Investor
              ---------------
     pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and qualification requirements of all applicable state securities laws.

         5.3  Authorizations.  All authorizations, approvals or permits, if
              --------------
     any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

         5.4  Initial Public Offering of Common Stock.  The initial public
              ---------------------------------------
     offering of the Company's Common Stock shall have occurred on or before July 1, 2000.

         5.5  Payment of Purchase Price.  The Investor shall have delivered to
              -------------------------
     the Company the purchase price for the Stock as set forth in Section 1.2 hereof.

         5.6  No Injunction or Litigation.  No injunction or binding order,
              ---------------------------
     decree or ruling issued by any court or governmental agency shall be in effect which prevents the consummation of the transactions contemplated hereby and there shall be no litigation and no public or private proceeding which seeks to prevent, or seeks damages with respect to, the transactions contemplated by this Agreement.

         5.7  Compliance.  The Investor shall have performed and complied with
              ----------
     all of its obligations hereunder to be performed or complied with on or prior to the Closing date.

     6.  Covenants of the Company and the Investor.
         -----------------------------------------

         6.1  Agreement Not to Transfer.
              -------------------------

              (a) Prior to the first anniversary of the Closing, the Investor shall not, directly or indirectly, Transfer or offer to Transfer any shares of the Stock other than to affiliates who agree to be bound by the terms of this Agreement, unless the Company consents to such Transfer and the transferee agrees to be bound by this Agreement. Any such Transfer must comply with all applicable laws, and the Company may require an opinion of counsel reasonably satisfactory to it as to such compliance. The restrictions set forth above are referred to as the "Transfer Restrictions."

              (b) In order to enforce the Transfer Restrictions, the Company may impose stop-transfer instructions with respect to the Stock until the end of the restricted period.

              (c) As used in this Agreement, the term "Transfer" shall mean any sale, transfer, assignment, hypothecation, encumbrance or other disposition, whether voluntary or involuntary, of shares of the Stock. In the case of a hypothecation, the Transfer shall be deemed to occur both at the time of the initial pledge and at any pledgee's sale or a sale by any secured creditor or a retention by the secured creditor of the pledged shares of the Stock in complete or partial satisfaction of the indebtedness for which the shares of the Stock are security.

              (d) After the first anniversary of the Closing, the Investor may Transfer shares of the Stock without the transferee agreeing to be bound by this Agreement and without the consent of the Company, provided such Transfer complies with applicable federal and state securities laws.

         6.2  Market Stand-Off.  In addition to the Transfer Restrictions
              ----------------
     (which shall in no way be limited by the following), in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, the Investor shall not Transfer or offer to Transfer any shares of the Stock without the prior written consent of the Company and its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters; provided, however, that (i) such Market Stand-Off shall not exceed one hundred eighty (180) days, and (ii) the Investor shall be subject to the Market Stand-Off only if the officers and directors of the Company are also subject to similar restrictions. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Stock until the end of the applicable stand-off period.

         6.3  Voting Agreements.  The following provision will be applicable at
              -----------------
     any time the Investor owns or controls in excess of 9.5% of the Voting Securities (as defined below) during the first five (5) years after the
     Closing: In the event that the Board of Directors of the Company approves a sale of substantially all of the assets or capital stock of the Company or a merger in which the Company would not be the surviving corporation, the Investor agrees to vote all shares of Voting Securities owned by it with respect to such sale of substantially all of the assets or capital stock or merger in the same proportion as the votes cast by all other stockholders of the Company entitled to vote on such matter (other than the Investor) at such time as such matter is presented for a vote of the stockholders of the Company. The Investor, as a holder of Voting Securities, shall be present, in person or by proxy, at all meetings of stockholders of the Company so that all shares of Voting Securities beneficially owned by it may be counted for the purpose of determining the presence of a quorum at such meetings. For purposes of this Agreement, (i) the term "Voting Securities" shall refer to all securities of the Company entitled to vote generally for the election of directors, and (ii) the term "beneficial ownership" shall have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         6.4  Investor Rights Agreement.  Concurrently with the execution of
              -------------------------
     this Agreement, the parties shall enter into the Investor Rights Agreement attached hereto as Exhibit A.

     7.  Miscellaneous.
         -------------

         7.1  Governing Law.  This Agreement shall be governed in all respects
              -------------
     by the laws of the State of Delaware, without regard to the conflict of law provisions thereof.

         7.2  Survival; Additional Securities.  The representations and
              -------------------------------
     warranties set forth in Sections 2 and 3 shall survive until the Closing. The covenants and agreements set forth in Section 6 shall survive in accordance with their terms. Any new, substituted or additional securities which are by reason of any stock split, stock dividend, recapitalization or reorganization distributed with respect to the Stock ("Stock Distributions") shall be immediately subject to the covenants and agreements set forth in Section 6 to the same extent the Stock is at such time covered by such provisions.

         7.3  Successors and Assigns. Except as otherwise expressly provided
              ----------------------
     herein, the provisions hereof shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Notwithstanding anything to the contrary contained herein, the covenants set forth in Section 6 shall not be binding upon any entity which acquires any shares of the Stock or a Stock Distribution in a transaction (x) after the first anniversary of the Closing or (y) prior to the first anniversary of the Closing to which the Company consents in accordance with Section 6.1(a) (other than an affiliate of the Investor) or (z) otherwise permitted hereunder.

         7.4  Entire Agreement.  This Agreement and the Investor Rights
              ----------------
     Agreement constitute the entire understanding and agreement between the parties with regard to the subject matter hereof.

         7.5  Notices.  Except as otherwise provided, all notices and other
              -------
     communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (i) five (5) days after deposit with the U.S. postal service or other applicable postal service, if delivered by first class mail, postage prepaid, (ii) upon delivery, if delivered by hand,
     (iii) one (1) business day after the day of deposit with Federal Express or similar overnight courier, freight prepaid, if delivered by overnight courier or (iv) one (1) business day after the day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed, (a) if to the Investor, at the Investor's address set forth below its signature, or at such other address as the Investor shall have furnished to the Company in writing, or (b) if to the Company, at its address as set forth below its signature, or at such other address as the Company shall have furnished to the Investor in writing.

         7.6  Amendments and Waivers.  Any term of this Agreement may be
              ----------------------
     amended and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investor.

         7.7  Legal Fees.  In the event of any action at law, suit in equity or
              ----------
     arbitration proceeding in relation to this Agreement or the Stock or any Stock Distribution, the prevailing party shall be paid by the other party a reasonable sum for the attorneys' fees and expenses incurred by such prevailing party.

         7.8  Expenses; No Liability.  Irrespective of whether the Closing is
              ----------------------
     effected, the Company and the Investor shall each pay their own costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement. The parties agree that if the Closing does not occur due to reasons including the failure of the conditions set forth in Section 4.2 or Section 5.2, this Agreement shall terminate without liability on the part of any party to the other for any resulting damages, claims or other liabilities.

         7.9  Titles and Subtitles.  The titles of the paragraphs and
              --------------------
     subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         7.10 Counterparts.  This Agreement may be executed in counterparts,
              ------------
     each of which shall be an original, but all of which together shall constitute one instrument.

         7.11 Severability.  If one or more provisions of this Agreement are
              ------------
     held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         7.12 Confidentiality.  The parties hereto agree that, except with the
              ---------------
     prior written permission of the other party, each shall at all times keep confidential and not divulge, furnish, or make accessible to anyone any confidential information, knowledge, or data concerning or relating to the business or financial affairs of such other party to which said party has been or shall become privy by reason of (i) this Agreement, (ii) discussions or negotiations relating to this Agreement, or (iii) the performance of obligations hereunder. The parties agree that for the purposes of this Section 7.12 confidential information shall not include any information that is in the public domain or is independently developed or received from an independent source or is required by legal action to be disclosed.



                          [Signature Page to Follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.

CrossWorlds Software, Inc.
577 Airport Blvd., Suite 800
Burlingame, California 94010



---------------------------------------
By:
Title:



Delphi Automotive
(address)
         ------------------------------

---------------------------------------


---------------------------------------
By:
Title:

                                   EXHIBIT A

                           INVESTOR RIGHTS AGREEMENT

     THIS INVESTOR RIGHTS AGREEMENT (this "Agreement") is made as of the ____
                                           ---------
day of ________, 2000, by and among CrossWorlds Software, Inc., a Delaware corporation (the "Company") Delphi Automotive (the "Investor").
                  -------                           --------

                                    RECITALS
                                    --------

     WHEREAS, the Company and the Investor are entering into a Stock Purchase Agreement (the "Purchase Agreement") of even date herewith; and
                ------------------

     WHEREAS, in order to induce the Investor to purchase shares of Common Stock pursuant to the Purchase Agreement, the Company desires to grant certain registration rights to the Investor as set forth herein.

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.  Registration Rights.  The Company covenants and agrees as follows:
         -------------------

         1.1  Definitions.  For purposes of this Section 1:
              -----------

              (a) The term "Act" means the Securities Act of 1933, as amended.
                            ---

              (b) The term "Affiliated Person" shall mean any Person who is an
                            -----------------
"affiliate" (as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended).

              (c) The term "Holder" means the Investor or any permitted assignee
                            ------
of the registration rights with respect to the Registrable Securities pursuant to the terms of Section 1.8.

              (d) The term "1934 Act" shall mean the Securities Exchange Act of
                            --------
1934, as amended.

              (e) The term "person" means any individual, firm, corporation,
                            ------
partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or any agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

              (f) The terms "register", "registered" and "registration" refer
                             --------    ----------       ------------
to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

              (g) The term "Registrable Securities" means Common Stock issued
                            ----------------------
to the Investor pursuant to the Purchase Agreement, and any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the foregoing, excluding, however, any shares sold or transferred by a person in a transaction in which the rights under this Section 1 are not assigned. Registrable Securities shall also include all securities defined as "Registrable Securities" under the Fifth Restated Investor Rights Agreement dated October 1, 1999 among the Company and various investors.

              (h) The number of shares of "Registrable Securities then
                                           ---------------------------
outstanding" shall be determined by the number of shares of Common Stock
------------
outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

              (i) The term "SEC" shall mean the Securities and Exchange
                            ---
Commission.

         1.2  Piggyback Registration Rights.
              -----------------------------

              (a) Registration Rights.  At any time after January 31, 2001, if
                  -------------------
the Company proposes to register any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration effected pursuant to Rule 145 under the Act, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities) the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within fifteen (15) days after mailing of such notice by the Company in accordance with Section 7 of the Purchase Agreement, the Company shall, subject to the provisions of paragraph (b) below, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

              (b) Underwriting.  If the registration of which the Company gives
                  ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the written notice given pursuant to Section 1.2(a). In such event, the right of any Holder to registration pursuant to this Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.2, if the Company and the managing underwriter determine that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit or exclude entirely the Registrable Securities to be included in such registration. The Company shall so advise all Holders distributing their securities through such underwriting, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting on behalf of persons other than the Company shall be allocated among all Holders and such other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities entitled to registration rights held by such Holders and other holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or other holder to the nearest 100 shares.

         1.3  Furnish Information.  It shall be a condition precedent to the
              -------------------
obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

         1.4  Expenses of Registration.  The Company shall bear and pay all
              ------------------------
expenses incurred in connection with any registration, filing (including keeping such filings effective) or qualification of Registrable Securities with respect to the registrations pursuant to this Agreement, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of counsel for the Company and no more than one counsel for all the selling Holders, but excluding underwriting discounts and commissions relating to Registrable Securities.

         1.5  No Delay of Registration.  No Holder shall have any right to
              ------------------------
obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

         1.6  Indemnification.  In the event any Registrable Securities are
               --------------
included in a registration statement under this Section 1:

              (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue
                 ---------
statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any indemnitee for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished by such indemnitee.

              (b) To the extent permitted by law, each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, severally but not jointly, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.6(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity by any Holder under this subsection 1.6(b) exceed the gross proceeds from the offering received by such Holder.

              (c) Promptly after receipt by an indemnified party under this
Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with one counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 1.6 unless the failure to deliver notice is materially prejudicial to its ability to defend such action. Any omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 1.6.

              (d) If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided that in no event shall any Holder be required to contribute under this subsection 1.6(d) an aggregate amount in excess of the gross proceeds from the offering received by such Holder less any amounts paid by the Holder pursuant to subsection 1.6(b). The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

              (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

              (f) The obligations of the Company and Holders under this Section
1.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

         1.7  Reports under Securities Exchange Act of 1934.  With a view to
              ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

              (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

              (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

              (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

         1.8  Assignment of Registration Rights.  The rights to cause the
              ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least one hundred thousand (100,000) shares of Registrable Securities (subject to appropriate adjustment for stock splits, dividends, combinations and other recapitalizations), provided: (a) the Company is, within a reasonable time before such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.9 below; and
(c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee of a holder of Registrable Securities, Affiliated Persons shall be aggregated together, provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall designate in writing to the Company from time to time a single attorney-in-fact on behalf of the entire group of Affiliated Persons for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

         1.9  "Market Stand-Off" Agreement. The Investor shall be bound by
              ----------------------------
the transfer restrictions and market standoff provisions set forth in the Purchase Agreement to the extent, but only to the extent, set forth in the Purchase Agreement. In addition:

              (a) Each Holder other than the Investor hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it as of the effective date except common stock included in such registration; provided, however, that:

                  (i) all officers and directors of the Company enter into similar agreements; and

                  (ii) such market stand-off time period shall not exceed one hundred eighty (180) days without the consent of the affected Holder; and

              (b) Each Holder other than the Investor agrees to provide to the other Underwriters of any public offering such further agreement as such Underwriter may require in connection with this market stand-off agreement. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

         1.10 Termination of Registration Rights.  The right of any Holder
              ----------------------------------
to inclusion in any registration pursuant to Section 1.2 shall terminate upon such date as, in the opinion of counsel to the Company, a public trading market shall exist for the Company's Common Stock and all shares of Registrable Securities beneficially owned or subject to Rule 144 aggregation by such Holder may immediately be sold under Rule 144 (without regard to Rule 144(k)) during any 90-day period and such Holder holds less than one percent (1%) of the outstanding capital stock of the Company.

     2.  Securities Law Compliance.
         -------------------------

         2.1  Restrictions on Transferability. The Registrable Securities and
              -------------------------------
any other securities issued with respect of the Registrable Securities upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall not be sold, assigned, transferred or pledged except upon the conditions specified in the Purchase Agreement and this Agreement, which conditions are intended to ensure compliance with the provisions of the Act, or otherwise in compliance with the Act. In any sale, transfer, assignment or pledge of any such shares prior to the first anniversary of the Closing (as defined in the Purchase Agreement) other than in a public offering, the Investor will cause any proposed purchaser, assignee, transferee, or pledgee of such shares held by the Investor to agree to take and hold such securities subject to the provisions and upon the conditions specified in the Purchase Agreement and this Agreement, unless otherwise consented to by the Company.

         2.2  Further Limitations on Disposition.  Without in any way
              ----------------------------------
limiting the above, the Investor further agrees not to make any disposition of all or any portion of the Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by Sections 1.9 of this Agreement and (to the extent required by applicable securities law, in the opinion of counsel to the Company) has agreed to be bound by these Sections
2.1 and 2.2; provided, however, that the foregoing shall not apply if:

              (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

              (b) (i) The Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) until such time as the proposed disposition may be made under Rule 144(k) under the 1934 Act, if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act; or

              (c) The proposed disposition is made under Rule 144(k).

         2.3 Notwithstanding anything to the contrary contained herein, the shares of stock acquired by the Investor from the Company pursuant to the Purchase Agreement (and any other securities issued with respect to such securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event) may be sold, assigned, transferred or pledged by Investor to any person and such person shall not be required to take and hold such securities subject to the Purchase Agreement, this Agreement or any of the provisions hereof or thereof, so long as the transaction is at least one year after the Closing (as defined in the Purchase Agreement), complies with applicable federal and state securities laws, and Investor is not transferring to such person the registration rights set forth in Section 1 hereof.

     3.  Miscellaneous.  Section 7 of the Purchase Agreement is hereby
         -------------
incorporated by reference as though restated in full herein and applied to this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first above written.

                         CROSSWORLDS SOFTWARE, INC.

                         By:
                             ----------------------------------------
                             Name:
                             Title:

                         Address:  577 Airport Boulevard, Suite 800
                                   Burlingame, CA  94010


                         INVESTOR:

                         DELPHI AUTOMOTIVE


                         By:
                             ----------------------------------------
                             Name:
                             Title:

                         Address:
                                   ----------------------------------

                                   ----------------------------------

                                   ----------------------------------